EQ ADVISORS TRUSTSM

MULTIMANAGER CORE BOND PORTFOLIO

SUPPLEMENT DATED JANUARY 16, 2015 TO THE PROSPECTUS DATED APRIL 11, 2014, AS SUPPLEMENTED

This Supplement updates information contained in the Prospectus dated April 11, 2014, as supplemented, of EQ Advisors Trust (the “Trust”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about: (1) a change to the investment strategy for the Multimanager Core Bond Portfolio (“Portfolio”); (2) an additional investment adviser for the Portfolio; and (3) changes to the portfolio managers for the Portfolio.

Information Regarding

Multimanager Core Bond Portfolio

Effective January 20, 2015, the second paragraph in the section of the Prospectus entitled “Multimanager Core Bond Portfolio – Class IA, IB and K Shares – Investments, Risks and Performance – Principal Investment Strategy” is deleted and replaced with:

AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”) will generally allocate the Portfolio’s assets among four or more Advisers, each of which will manage its portion of the Portfolio using different yet complementary investment strategies. Under normal circumstances, one portion of the Portfolio will track the performance of a particular index (“Index Allocated Portion”) and the other portions of the Portfolio will be actively managed (“Active Allocated Portions”). Under normal circumstances, the Manager anticipates allocating approximately 25% of the Portfolio’s net assets to the Index Allocated Portion and the remaining 75% of net assets among the Active Allocated Portions. These percentages are targets established by the Manager and actual allocations between the portions may deviate from these targets by up to 20% of the Portfolio’s net assets.

In addition, effective January 20, 2015, the section of the Prospectus entitled “Multimanager Core Bond Portfolio – Class IA, IB and K Shares – Who Manages the Portfolio” is amended to add the following information:

Adviser: DoubleLine Capital LP

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Adviser’s Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing a Portion of the Portfolio
Jeffrey E. Gundlach	Chief Executive Officer and Chief Investment officer	January 2015

Philip A. Barach	President	January 2015

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Effective immediately, Saumil H. Parikh no longer serves as portfolio manager for the Portfolio. Information in the section of the Prospectus entitled “Who Manages the Portfolio – Adviser – Pacific Investment Management Company LLC (“PIMCO”)” is deleted in its entirety and replaced with the following:

Portfolio Managers: The individuals jointly and primarily responsible for management of a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing a Portion of the Portfolio
Mark R. Kiesel	Managing Director and Chief Investment Officer – Global Credit	January 2015

Mihir P. Worah	Managing Director and Chief Investment Officer – Real Return and Asset Allocation	January 2015

Scott A. Mather	Managing Director and Chief Investment Officer – U.S. Core Strategies	January 2015

Effective January 20, 2015, the section of the Prospectus entitled “Management of the Trust – The Advisers” is amended to include the following information:

DoubleLine Capital LP (“DoubleLine”), 333 S. Grand Avenue, Suite 1800, Los Angeles, CA 90071, serves as Adviser to an Active Allocated Portion of the Multimanager Core Bond Portfolio. DoubleLine is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and was organized in 2009. As of September 30, 2014, DoubleLine had approximately $55 billion in assets under management.

Jeffrey E. Gundlach and Philip A. Barach are jointly and primarily responsible for the day-to-day management of DoubleLine’s Active Allocated Portion of the Multimanager Core Bond Portfolio.

Jeffrey E. Gundlach, Chief Executive Officer and Chief Investment Officer, is the founder of DoubleLine. Mr. Gundlach has been Chief Executive Officer of DoubleLine since its inception in December 2009. Mr. Gundlach’s business experience during the five years prior to founding DoubleLine includes holding the following positions at TCW Group, Inc. (“TCW”): Chief Investment Officer, Group Managing Director, and President.

Philip A. Barach, President, is the co-founder of DoubleLine. Prior to DoubleLine, Mr. Barach was co-founder and Group Managing Director of TCW Mortgage Group, where he spent over 23 years.

*****

Effective immediately, the second paragraph in the section of the Prospectus entitled “Management of the Trust – The Advisers – Pacific Investment Management Company, LLC.” Is deleted in its entirety and replaced with the following information:

Mark R. Kiesel, Mihir P. Worah and Scott A. Mather are jointly and primarily responsible for the day-to-day management of the portion of the Active Allocated Portion of the Multimanager Core Bond Portfolio.

Mark R. Kiesel is Managing Director and Chief Investment Officer Global Credit of PIMCO. Mr. Kiesel is a member of PIMCO’s Investment Committee, a generalist portfolio manager and the global head of corporate bond portfolio management. He joined PIMCO in 1996 and previously served as PIMCO’s global head of investment grade corporate bonds and as a senior credit analyst. He has 22 years of investment experience.

Mihir P. Worah is Managing Director and Chief Investment Officer Real Return and Asset Allocation. Mr. Worah is a member of PIMCO’s Investment Committee, a generalist portfolio manager and head of PIMCO’s real return and multi-asset portfolio management teams. He joined PIMCO in 2001 and has 13 years of investment experience.

Scott A. Mather is Managing Director and Chief Investment Officer U.S. Core Strategies. Mr. Mather is a member of PIMCO’s Investment Committee and a generalist portfolio manager. Previously he was head of global portfolio management and prior thereto, he led portfolio management in euro and pan-European portfolios. Mr. Mather joined PIMCO in 1998 and has 20 years of investment management experience.